SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          MERCURY WASTE SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

[LOGO] MERCURY WASTE
       SOLUTIONS, INC.

       302 NORTH RIVERFRONT DRIVE
       MANKATO, MINNESOTA 56001-3548

       507.345-0522
       507.345-1483 FAX

       E-MAIL: recycle@mercurywastesolutions.com


                                                                  April 24, 2000







Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. to be held in Minneapolis at the Radisson Plaza Hotel Minneapolis on Wednesday, May 24, 2000, beginning at 3:30 p.m. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to vote your proxy.

         On behalf of your Board of Directors and employees, thank you for your continued support of Mercury Waste Solutions.

                                       Sincerely,


                                       /s/ Brad J. Buscher

                                       Brad J. Buscher
                                       Chairman of the Board



                 WORLD WIDE WEB: www.mercurywastesolutions.com
   MERCURY WASTE SOLUTIONS, INC. IS A PUBLIC COMPANY TRADED ON NASDAQ AS MWSI.

                                     [LOGO]

                          MERCURY WASTE SOLUTIONS, INC.
                     302 NORTH RIVERFRONT DRIVE, SUITE 100A
                            MANKATO, MINNESOTA 56001

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 24, 2000

                           --------------------------


To the Shareholders of Mercury Waste Solutions, Inc.:

         Please take notice that the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota on May 24, 2000 at 3:30 p.m. (Minneapolis time), or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

         1.       To elect six directors.

         2. To transact any other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to due action of the Board of Directors, shareholders of record on April 3, 2000, will be entitled to vote at the meeting or any adjournments thereof.

         A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                       By Order of the Board of Directors

                                       MERCURY WASTE SOLUTIONS, INC.


                                       /s/ Mark A. Stennes

                                       Mark A. Stennes, Secretary

April 24, 2000

                                     [LOGO]

                          MERCURY WASTE SOLUTIONS, INC.

                     302 NORTH RIVERFRONT DRIVE, SUITE 100A
                            MANKATO, MINNESOTA 56001

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 24, 2000

                               PROXIES AND VOTING

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercury Waste Solutions, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held May 24, 2000. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was April 24, 2000. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 3, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The Company has outstanding one class of voting securities, Common Stock, having a par value of $.01 per share, of which 3,480,097 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

         The following table sets forth as of April 3, 2000 certain information regarding the beneficial ownership of shares of Common Stock by each director of the Company, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of the directors and executive officers is 302 North Riverfront Drive, Suite 100A, Mankato, Minnesota 56001.

   NAME OF BENEFICIAL OWNER                                  NUMBER   PERCENTAGE
------------------------------                               ------   ----------

Brad J. Buscher(1).....................................   1,387,890      37.3%

Mark G. Edlund(2)......................................     694,237      19.5%

Alan R. Geiwitz(3).....................................     263,339       7.5%

Joel H. Gottesman(4)(5)................................     213,835       6.1%

Robert L. Etter(5).....................................     113,600       3.3%

Mark Stennes(6) .......................................      55,000       1.6%

James R. Cornwell(7) ..................................      55,000       1.6%

Donald J. Wodek(8) ....................................      30,400         *

Frank L. Farrar(9).....................................      19,723         *

Todd J. Anderson(10)...................................      19,400         *

All directors and executive officers as a group

(Ten persons)(11)......................................   2,752,424      70.0%

------------
*less than 1%
(1) Includes 246,180 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options and warrants within 60 days.
(2) Includes 74,237 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options and warrants within 60 days.
(3) Includes 20,339 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of warrants within 60 days. Includes 3,000 shares held in an IRA for the benefit of spouse.
(4) Includes 925 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of warrants within 60 days.
(5) Includes 100,000 shares held as co-trustee of an irrevocable trust for the benefit of Brad J. Buscher's children.
(6) Includes 41,400 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
(7) Includes 19,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
(8) Includes 30,400 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
(9) Includes 1,541 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of warrants within 60 days.
(10) Includes 19,400 shares not outstanding but deemed to be beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
(11) Includes 293,222 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to the exercise of warrants within 60 days, 160,200 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to the exercise of stock options within 60 days, and 100,000 held in an irrevocable trust for the benefit of Brad J. Buscher's children.

                              ELECTION OF DIRECTORS

         Six directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until their successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

         BRAD J. BUSCHER, age 45, has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Buscher has also been the Chairman and Chief Executive Officer of

Bankers American Capital Corp., a privately held merchant banking company, since 1993. From 1981 to 1994, Mr. Buscher was President and Chief Executive Officer of American Bancshares, a multi-bank holding company. From 1986 to 1994, Mr. Buscher was also Chief Executive Officer of American Banks, a subsidiary of American Bancshares. Mr. Buscher also served as Chief Executive Officer of Eagle Insurance Agencies, Inc., a full line property, casualty, life, health and crop insurance agency, from 1987 to 1994. From 1993 to the present, Mr. Buscher has served as the managing general partner of BRB Development, LLC, a commercial and retail land development company.

         MARK G. EDLUND, age 46, has been President and Chief Operating Officer and a Director of the Company since its inception. From 1993 to January 1996, Mr. Edlund served as President of U.S. Environmental, Incorporated, which sold substantially all of its assets to the Company.

         ALAN R. GEIWITZ, age 49, has been a Director of the Company since September 1996. Mr. Geiwitz has been President and Director of Orion Financial Corp. since 1982. Mr. Geiwitz is also a member of the Board of Directors of Midwest Financial Services, Inc, a commercial finance company, Metals Manufacturing Corporation, a custom metal fabricator, Griffiths Corporation, a holding company for seven metal stamping and two metal finishing plants, Lake Air Metal Products, LLC, a precision sheet metal fabrication company, and Southwest Capital Corporation, a publicly-traded corporation with no current operations.

         JOEL H. GOTTESMAN, age 51, has been a Director of the Company since January 1996. Mr. Gottesman has been Senior Vice President, General Counsel and Secretary of Conseco Finance Corp. (formerly Green Tree Financial Corporation), from September 1995 through May 1999. From May 1999 to present Mr. Gottesman has served as Senior Vice President and Chief Internet Officer of Conseco Finance. Prior to joining Conseco Finance, from 1983 through September, 1995, Mr. Gottesman was a practicing attorney and was a shareholder of Briggs & Morgan, P.A., serving as the firm's Treasurer and a member of its Board of Directors.

         ROBERT L. ETTER, age 54, a certified public accountant, has been a Director of the Company since May 1996. Mr. Etter has been a shareholder and Executive Board Member of Wolf, Etter and Co., Certified Public Accountants since 1973. Mr. Etter heads the firm's financial institutions department for tax, auditing and consulting.

         FRANK L. FARRAR, age 70, has been a Director of the Company since January 1997. Mr. Farrar has been Chairman of the following companies since 1983: (i) Beresford Bancorporation, Inc., a South Dakota thrift holding company,
(ii) Capital Bancorporation, Inc., a south Dakota bank holding company, and
(iii) Uptown Bancorporation, Inc., an Illinois bank holding company. Mr. Farrar has also been Chairman of Fulda Bancorporation, a Minnesota bank holding company since 1986.

PROXIES AND VOTING

         The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the six (6) nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF
                           THE NOMINEES LISTED ABOVE.

                         NON-DIRECTOR EXECUTIVE OFFICERS

         The following persons are executive officers, but not directors, of the
Company:

         TODD J. ANDERSON, age 36, has been Chief Financial Officer of the Company since November 1997. From September 1985 until October 1997 he was employed by McGladrey & Pullen, LLP, a public accounting and consulting firm, where he served in increasing capacities, with the most recent being Senior Manager since July 1995. Mr. Anderson is a certified public accountant.

         DONALD J. WODEK, age 49, has been Executive Vice President, Legal and Regulatory Affairs since January 1997. From June 1994 to March 1997, he served as District Manager of the Hennepin Conservation District, a local unit of government which manages environmental programs in Hennepin County, Minnesota. From May 1992 to June 1994, he served as general Counsel and Environmental Manager for Dynex Industries, Inc., a corporation which manages, transports and recycles hazardous wastes.

         MARK A. STENNES, age 48, has been Executive Vice President of Administration and Secretary since May of 1998. Mr. Stennes has been with the Company since inception serving in various management capacities. From 1994 to 1995, Mr. Stennes served as Vice President of Bankers American Capital Corp., a privately held merchant banking company. From 1986 to 1994, he served as Senior Vice President of Operations at American Banks of Mankato, Minnesota.

         JAMES R. CORNWELL, age 33, has been Vice President, Retort Sales since May 1998. Mr. Cornwell has been with the Company since inception where he has served in various sales and management roles. Mr. Cornwell has over nine years of experience in hazardous materials management. From September 1994 to January 1996, Mr. Cornwell served as General Manager of the Union Grove Facility for U.S. Environmental, Incorporated. From July 1993 to August 1994 he served as the General Manager of Superior Lamp Recycling, a fluorescent lamp recycling division of Superior Services, Inc.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation from January 1, 1997 through December 31, 1999 awarded to or earned by the Chief Executive Officer:

                           SUMMARY COMPENSATION TABLE


                                                                Other Annual
Name and Principal Position          Year     Annual Salary     Compensation
---------------------------          ----     -------------     ------------

Brad J. Buscher                      1999           0                 0(1)

Chairman of the Board and CEO        1998           0                 0(1)

                                     1997        $60,000              0(1)

-----------------
(1) Pursuant to a Management Consulting Agreement with Bankers American Capital Corporation ("BACC"), a Minnesota corporation wholly-owned by Brad J. Buscher, the Company pays fees to BACC on a monthly basis for certain consulting and administrative services provided to the Company. Total amounts paid were $90,000, $120,000, and $120,000 for the years ended December 31, 1999, 1998 and 1997, respectively.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                    Shares
                   Acquired                   Number of Securities            Value of Unexercised
                      on                     Underlying Unexercised         In-the-Money Options at
                   Exercise    Value     Options at Fiscal Year End(#)         Fiscal Year End($)
Name                 (#)      Realized   Exercisable      Unexercisable   Exercisable     Unexercisable
----                 ---      --------   -----------      -------------   -----------     -------------
Brad J. Buscher       0          0         30,000               0             $0                $0

DIRECTOR COMPENSATION

         Non-employee Directors currently receive $250 for each meeting attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee (the "Compensation Committee") consists of Alan R. Geiwitz, Joel H. Gottesman and Robert L. Etter.

EMPLOYMENT AGREEMENTS

         In January 1997, the Company entered into an employment agreement with Brad J. Buscher pursuant to which Mr. Buscher serves the Company as Chief Executive Officer. The Company or Mr. Buscher may each terminate the Agreement upon 90 days written notice following the first year term of the agreement. Pursuant to the Agreement, Mr. Buscher will receive an annual salary of $60,000 and a bonus based on a certain percent of pretax income. Pursuant to this, there were no bonuses paid to Mr. Buscher in 1997 and 1998. Pursuant to the agreement, Mr. Buscher may not disclose confidential information about the Company and has agreed not to compete with the Company for a one year period following any termination of employment.

         In March 1998, the Board of Directors adopted a 1998 management incentive compensation plan (the "Management Plan"). Under the Management Plan, Mr. Buscher forgave all compensation under his 1997 employment agreement, but participated in an incentive compensation pool with the management group. The incentive compensation pool was based on the Company obtaining certain pretax income goals. Because the Company did not meet its goals no incentive compensation was paid under the Management Plan for 1998. In addition, participants of the Management Plan were granted incentive stock options for the purchase of the Company's Common Stock at the fair market value on the date of grant. Mr. Buscher received options to purchase 30,000 shares under the Management Plan. There was no similar plan adopted in 1999.

                              CERTAIN TRANSACTIONS

         In January 1997, the Company had issued a $600,000 revolving credit promissory note to Brad J. Buscher, its Chairman and Chief Executive Officer. The note accrued interest at an adjustable rate of 2% above the prime rate and was secured by all of the Company's tangible and intangible assets. In conjunction with the acquisition of Mercury Refining Company, Inc. ("MERECO"), in May 1998, the Company replaced the $600,000 revolving credit promissory note with a $2,000,000 loan facility borrowed from Bankers American Capital Corporation ("BACC"), a corporation wholly owned by Mr. Buscher. The $2,000,000 loan facility consists of a $1,200,000 term loan used to fund the MERECO acquisition and an $800,000 revolving credit loan to be used for working capital purposes. The term loan has a two-year term requiring quarterly payments, commencing on September 1, 1998, of $60,000 plus interest and the revolving credit loan has a one-year term. Borrowings under the loans bear interest at 6% over the prime rate and are secured by all Company assets. In connection with this loan, BACC was granted a ten year warrant for the purchase of 100,000 shares of the Company's Common Stock at $3.75 per share, the market price of the Company's Common Stock on the date of grant.

         In May 1999 the line of credit was extended to November 1999 and in September 1999, the line of credit was further extended to May 2000 and increased from $800,000 to $1,000,000 under similar terms. In March 2000, the term loan and the revolving credit loan, with a combined outstanding balance of $1,910,000, were consolidated into one $2,000,000 revolving credit loan ("Restructured Loan") with BACC. The Restructured Loan requires monthly interest only payments at 6% over the prime rate, is secured by all Company assets and matures on December 31, 2000. As consideration for restructuring the loan, BACC requires a $120,000 cash commitment fee payable on December 31, 2000 or upon liquidation or sale of the Company. In conjunction with this transaction, BACC also sold a $1,000,000 participation in the Restructured Loan to the First National Bank of Fulda, an entity owned by Frank Farrar, a Board member of the Company.

         The Company owed U.S. Environmental, Incorporated ("USE") $448,257 pursuant to a secured note made in connection with the Company's purchase of substantially all of USE's assets in January 1996. This outstanding amount was reduced by $28,690 in September 1996 due in part to uncollectible accounts receivable purchased by the Company from USE. The note was subsequently assigned by USE to Capital Partners, Ltd. ("Capital Partners"), a Florida corporation wholly owned by Mark G. Edlund, the Company's President and Chief Operating Officer, which then assigned an interest equal to $160,000 in the note to Mark Edlund. Mr. Edlund subsequently converted his $160,000 note into 320,000 shares of the Company's Common Stock.

         In January 1996, the Company and USE entered into the Distribution Rights Bill of Sale Agreement ("Distribution Rights Agreement") whereby the Company owed to USE up to $460,000 for certain amounts in connection with the on-going sale of the Model 2000B lamp recycler and other mercury recycling equipment. The exact amount depended upon the number of Model 2000B units and other mercury recycling equipment sold by the Company. In March 1997, the Company settled this obligation for $250,000 by paying $75,000 in cash and the balance of $175,000 in a note. This amount, which was also assigned by USE to Capital Partners, together with the amounts already owing Capital Partners are payable pursuant to notes bearing interest at 10% in installments totaling $11,550 a month through December 2000. As of December 31, 1999, the total amount owing Capital Partners was $131,371.

         The Company and Bankers American Capital Corporation, a corporation wholly-owned by Brad J. Buscher ("BACC"), entered into a management consulting agreement on January 4, 1996 (the "Management Consulting Agreement"), pursuant to which BACC provides certain management, accounting and other administrative services to the Company for $10,000 per month. In July 1999, the monthly consulting fee was reduced to $5,000 per month. The Management Consulting Agreement terminates in January 2001.

         The Company and Capital Partners, entered into a consulting agreement on January 1, 1999 (the "Consulting Agreement"), pursuant to which Capital Partners provides certain management and consulting services to the Company for $5,000 per month. The Consulting Agreement terminates upon 30 days written notice by either party.

                            PROPOSALS OF SHAREHOLDERS

         All proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices on or before December 22, 2000.

         On May 21, 1998, the Securities and Exchange Commission amended Rule 14a-4 of the Securities Exchange Act of 1934. The amendment governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement of a shareholder proposal, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised that the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company's proxy statement by December 22, 2000, the management proxies will be allowed to use their discretionary authority as outlined above.

                                  OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four (4) meetings during fiscal 1999. The Company has an Audit Committee and a Compensation Committee, but does not have a nominating committee of the Board of Directors.

         The Company's Audit Committee, which consists of Messrs. Alan R. Geiwitz, Joel H. Gottesman and Robert L. Etter, held one meeting during fiscal 1999. The Audit Committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls. The members of the Audit Committee are "independent directors" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

         The Company's Compensation Committee, which consists of Messrs. Alan R. Geiwitz, Joel H. Gottesman and Robert L. Etter, did not hold any formal meetings during fiscal 1999 but took action through the entire Board of Directors. The Compensation Committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with all compensation matters affecting the Company and administers the Company's 1996 Stock Option Plan.

AUDITORS

         McGladrey & Pullen, LLP has been the independent accountants for the Company since 1996, and is expected to be retained for the year ending December 31, 2000. A representative of McGladrey & Pullen, LLP is expected to attend this year's Annual Meeting of Stockholders and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal year 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

SOLICITATION

         The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present at the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       MERCURY WASTE SOLUTIONS, INC.


                                       /s/ Mark A. Stennes

                                       Mark A. Stennes,
                                       SECRETARY

                                     [LOGO]

                          MERCURY WASTE SOLUTIONS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             WEDNESDAY, MAY 24, 2000
                          3:30 P.M. (MINNEAPOLIS TIME)

                        RADISSON PLAZA HOTEL MINNEAPOLIS
                             35 SOUTH SEVENTH STREET
                             MINNEAPOLIS, MINNESOTA






[LOGO]  MERCURY WASTE SOLUTIONS, INC.
        302 NORTH RIVERFRONT DRIVE, SUITE 100A
        MANKATO, MINNESOTA 56001                                           PROXY
--------------------------------------------------------------------------------

The undersigned, a shareholder of Mercury Waste Solutions, Inc., hereby appoints Brad J. Buscher and Mark A. Stennes, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. to be held at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota on May 24, 2000 at 3:30 p.m. (Minneapolis time), and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:








                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

1.  Election of directors:
    01 Brad J. Buscher     03 Mark G. Edlund    05 Alan R. Geiwitz          [ ] Vote FOR all      [ ] Vote WITHHELD
    02 Joel H. Gottesman   04 Robert L. Etter   06 Frank F. Farrar              nominees, except      from all nominees
                                                                                as listed below

                                                                             __________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,     |                                          |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)    |__________________________________________|

2.  Upon such other business as may properly come before the meeting or
    any adjournments thereof.                                               [ ] For      [ ] Against      [ ] Abstain

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

Address Change? Mark Box  [ ]  Indicate changes below:                         Date ___________________________, 2000

                                                                             __________________________________________
                                                                            |                                          |
                                                                            |                                          |
                                                                            |__________________________________________|

                                                                            Signature(s) in Box
                                                                            (Shareholder must sign exactly as the name
                                                                            appears at left. When signed as a corporate
                                                                            officer, executor, administrator, trustee,
                                                                            guardian, etc., please give full title as
                                                                            such. Both joint tenants must sign.)